FINANCIAL STATEMENTS

T. Rowe Price Variable Annuity Account

Year Ended December 31, 2024

With Report of Independent Registered Public Accounting Firm

T. Rowe Price Variable Annuity Account

Financial Statements

Year Ended December 31, 2024

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of T. Rowe Price Variable Annuity Account

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise T. Rowe Price Variable Annuity Account (the Separate Account), as of December 31, 2024 and the related statements of operations and change in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1994.

Kansas City, Missouri

April 25, 2025

Appendix

Subaccounts listed that comprise T. Rowe Price Variable Annuity Account

Subaccounts	Statements of operations and changes in net assets
Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2024

T. Rowe Price All-Cap Opportunities	For each of the two years in the period ended December 31, 2024

T. Rowe Price Blue Chip Growth	For each of the two years in the period ended December 31, 2024

T. Rowe Price Equity Income	For each of the two years in the period ended December 31, 2024

T. Rowe Price Equity Index 500	For the period from January 1, 2024 through April 26, 2024 (closing of operations) and the year ended December 31, 2023.

T. Rowe Price Health Sciences	For each of the two years in the period ended December 31, 2024

T. Rowe Price International Stock	For each of the two years in the period ended December 31, 2024

T. Rowe Price Limited-Term Bond	For each of the two years in the period ended December 31, 2024

T. Rowe Price Mid-Cap Growth	For each of the two years in the period ended December 31, 2024

T. Rowe Price Moderate Allocation	For each of the two years in the period ended December 31, 2024

T. Rowe Price Variable Annuity Account

Statements of Net Assets

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Range of Unit Values
Invesco V.I. Government Money Market	15,881,042	$15,881,042	$15,881,042	$15,881,042	1,453,143	$10.93	$10.93
T. Rowe Price All-Cap Opportunities	1,932,482	60,740,160	74,091,341	74,091,341	371,076	199.69	199.69
T. Rowe Price Blue Chip Growth	544,107	20,230,669	32,695,391	32,695,391	445,045	73.47	73.47
T. Rowe Price Equity Income	2,496,748	62,921,694	70,982,537	70,982,537	636,311	111.51	111.51
T. Rowe Price Equity Index 500 (b)	—	—	—	—	—	47.91	47.91
T. Rowe Price Health Sciences	587,229	22,944,838	30,101,373	30,101,373	324,876	92.60	92.60
T. Rowe Price International Stock	1,120,086	16,616,734	16,756,493	16,756,493	459,383	36.49	36.49
T. Rowe Price Limited-Term Bond	2,104,864	10,132,507	9,871,810	9,871,810	436,962	22.59	22.59
T. Rowe Price Mid-Cap Growth	2,473,866	65,190,437	71,618,409	71,618,409	460,231	155.60	155.60
T. Rowe Price Moderate Allocation	1,553,124	30,368,868	32,522,409	32,522,409	402,956	80.71	80.71

(b)	Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Variable Annuity Account

Statements of Operations and Change in Net Assets

Years Ended December 31, 2024 and 2023, Except as Noted

	Invesco V.I. Government Money Market	T. Rowe Price All- Cap Opportunities	T. Rowe Price Blue Chip Growth
Net assets as of December 31, 2022	$7,279,546	$48,714,400	$16,634,682

Investment income (loss):
Dividend distributions	298,941	137,119	—
Investment Expenses:
Mortality and expense risk and administrative charges	(36,467)	(296,758)	(109,753)

Net investment income (loss)	262,474	(159,639)	(109,753)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	3,940,014	—
Realized capital gain (loss) on investments	—	393,065	981,557
Change in unrealized appreciation (depreciation)	—	9,230,485	6,823,426

Net gain (loss) on investments	—	13,563,564	7,804,983

Net increase (decrease) in net assets from operations	262,474	13,403,925	7,695,230

Contract owner transactions:
Variable annuity deposits	1,240	147,304	307,311
Terminations, withdrawals and annuity payments	(1,127,188)	(2,325,700)	(2,369,454)
Transfers between subaccounts, net	2,362,162	(283,448)	(166,711)
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	1,236,214	(2,461,844)	(2,228,854)

Total increase (decrease) in net assets	1,498,688	10,942,081	5,466,376

Net assets as of December 31, 2023	$8,778,234	$59,656,481	$22,101,058

Investment income (loss):
Dividend distributions	686,938	52,726	—
Investment Expenses:
Mortality and expense risk and administrative charges	(82,946)	(391,932)	(163,565)

Net investment income (loss)	603,992	(339,206)	(163,565)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	8,145,671	1,319,201
Realized capital gain (loss) on investments	—	1,693,789	2,000,166
Change in unrealized appreciation (depreciation)	—	5,292,816	5,210,576

Net gain (loss) on investments	—	15,132,276	8,529,943

Net increase (decrease) in net assets from operations	603,992	14,793,070	8,366,378

Contract owner transactions:
Variable annuity deposits	535,568	1,514,410	482,526
Terminations, withdrawals and annuity payments	(5,424,343)	(6,939,012)	(3,756,219)
Transfers between subaccounts, net	11,387,591	5,066,392	5,501,648
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	6,498,816	(358,210)	2,227,955

Total increase (decrease) in net assets	7,102,808	14,434,860	10,594,333

Net assets as of December 31, 2024	$15,881,042	$74,091,341	$32,695,391

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Variable Annuity Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	T. Rowe Price Equity Income	T. Rowe Price Equity Index 500 (b)	T. Rowe Price Health Sciences
Net assets as of December 31, 2022	$67,082,920	$20,838,815	$32,402,006

Investment income (loss):
Dividend distributions	1,391,889	297,064	—
Investment Expenses:
Mortality and expense risk and administrative charges	(364,372)	(129,346)	(168,531)

Net investment income (loss)	1,027,517	167,718	(168,531)

Increase (decrease) in net assets from operations:
Capital gain distributions	2,835,498	94,520	1,077,875
Realized capital gain (loss) on investments	475,183	1,001,731	1,077,989
Change in unrealized appreciation (depreciation)	1,446,403	3,995,582	(1,270,121)

Net gain (loss) on investments	4,757,084	5,091,833	885,743

Net increase (decrease) in net assets from operations	5,784,601	5,259,551	717,212

Contract owner transactions:
Variable annuity deposits	329,279	90,654	184,395
Terminations, withdrawals and annuity payments	(3,222,975)	(1,151,807)	(2,008,296)
Transfers between subaccounts, net	(388,422)	198,396	(245,362)
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	(3,282,118)	(862,757)	(2,069,263)

Total increase (decrease) in net assets	2,502,483	4,396,794	(1,352,051)

Net assets as of December 31, 2023	$69,585,403	$25,235,609	$31,049,955

Investment income (loss):
Dividend distributions	1,369,922	79,934	—
Investment Expenses:
Mortality and expense risk and administrative charges	(415,431)	(37,728)	(181,314)

Net investment income (loss)	954,491	42,206	(181,314)

Increase (decrease) in net assets from operations:
Capital gain distributions	4,736,712	333,267	2,651,647
Realized capital gain (loss) on investments	2,052,004	10,594,563	1,164,851
Change in unrealized appreciation (depreciation)	98,811	(9,493,541)	(3,261,412)

Net gain (loss) on investments	6,887,527	1,434,289	555,086

Net increase (decrease) in net assets from operations	7,842,018	1,476,495	373,772

Contract owner transactions:
Variable annuity deposits	136,260	29,457	284,721
Terminations, withdrawals and annuity payments	(8,164,542)	(1,182,338)	(2,131,042)
Transfers between subaccounts, net	1,583,398	(25,559,223)	523,967
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	(6,444,884)	(26,712,104)	(1,322,354)

Total increase (decrease) in net assets	1,397,134	(25,235,609)	(948,582)

Net assets as of December 31, 2024	$70,982,537	$—	$30,101,373

(b)	Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Variable Annuity Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	T. Rowe Price International Stock	T. Rowe Price Limited-Term Bond	T. Rowe Price Mid- Cap Growth
Net assets as of December 31, 2022	$16,025,647	$9,279,410	$61,583,051

Investment income (loss):
Dividend distributions	166,705	320,846	—
Investment Expenses:
Mortality and expense risk and administrative charges	(92,707)	(53,136)	(357,899)

Net investment income (loss)	73,998	267,710	(357,899)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	4,172,611
Realized capital gain (loss) on investments	(66,266)	(69,708)	505,383
Change in unrealized appreciation (depreciation)	2,426,570	223,991	7,235,879

Net gain (loss) on investments	2,360,304	154,283	11,913,873

Net increase (decrease) in net assets from operations	2,434,302	421,993	11,555,974

Contract owner transactions:
Variable annuity deposits	132,649	50,471	429,820
Terminations, withdrawals and annuity payments	(1,048,604)	(841,682)	(3,884,006)
Transfers between subaccounts, net	(129,322)	1,499,820	87,061
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	(1,045,277)	708,609	(3,367,125)

Total increase (decrease) in net assets	1,389,025	1,130,602	8,188,849

Net assets as of December 31, 2023	$17,414,672	$10,410,012	$69,771,900

Investment income (loss):
Dividend distributions	163,077	430,485	—
Investment Expenses:
Mortality and expense risk and administrative charges	(98,695)	(56,845)	(396,941)

Net investment income (loss)	64,382	373,640	(396,941)

Increase (decrease) in net assets from operations:
Capital gain distributions	422,005	—	6,471,053
Realized capital gain (loss) on investments	167,168	(79,130)	1,058,808
Change in unrealized appreciation (depreciation)	(122,378)	139,085	(1,174,044)

Net gain (loss) on investments	466,795	59,955	6,355,817

Net increase (decrease) in net assets from operations	531,177	433,595	5,958,876

Contract owner transactions:
Variable annuity deposits	71,250	504,389	580,307
Terminations, withdrawals and annuity payments	(1,313,803)	(1,375,916)	(4,651,388)
Transfers between subaccounts, net	53,197	(100,270)	(41,286)
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	(1,189,356)	(971,797)	(4,112,367)

Total increase (decrease) in net assets	(658,179)	(538,202)	1,846,509

Net assets as of December 31, 2024	$16,756,493	$9,871,810	$71,618,409

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Variable Annuity Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

T. Rowe Price Moderate Allocation
Net assets as of December 31, 2022	$29,257,941

Investment income (loss):
Dividend distributions	694,860
Investment Expenses:
Mortality and expense risk and administrative charges	(165,400)

Net investment income (loss)	529,460

Increase (decrease) in net assets from operations:
Capital gain distributions	85,417
Realized capital gain (loss) on investments	(83,312)
Change in unrealized appreciation (depreciation)	3,607,255

Net gain (loss) on investments	3,609,360

Net increase (decrease) in net assets from operations	4,138,820

Contract owner transactions:
Variable annuity deposits	142,550
Terminations, withdrawals and annuity payments	(2,423,699)
Transfers between subaccounts, net	346,047
Maintenance charges and mortality adjustments	—

Increase (decrease) in net assets from contract transactions	(1,935,102)

Total increase (decrease) in net assets	2,203,718

Net assets as of December 31, 2023	$31,461,659

Investment income (loss):
Dividend distributions	748,488
Investment Expenses:
Mortality and expense risk and administrative charges	(181,680)

Net investment income (loss)	566,808

Increase (decrease) in net assets from operations:
Capital gain distributions	896,864
Realized capital gain (loss) on investments	279,653
Change in unrealized appreciation (depreciation)	1,219,658

Net gain (loss) on investments	2,396,175

Net increase (decrease) in net assets from operations	2,962,983

Contract owner transactions:
Variable annuity deposits	931,677
Terminations, withdrawals and annuity payments	(3,293,066)
Transfers between subaccounts, net	459,156
Maintenance charges and mortality adjustments	—

Increase (decrease) in net assets from contract transactions	(1,902,233)

Total increase (decrease) in net assets	1,060,750

Net assets as of December 31, 2024	$32,522,409

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Variable Annuity Account

Notes to Financial Statements

December 31, 2024

1. Organization and Significant Accounting Policies

T. Rowe Price Variable Annuity Account (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	—

T. Rowe Price All-Cap Opportunities	—	T. Rowe Price Associates, Inc	—

T. Rowe Price Blue Chip Growth	—	T. Rowe Price Associates, Inc	—

T. Rowe Price Equity Income	—	T. Rowe Price Associates, Inc	—

T. Rowe Price Equity Index 500	—	T. Rowe Price Associates, Inc	T. Rowe Price International Ltd

T. Rowe Price Health Sciences	—	T. Rowe Price Associates, Inc	—

T. Rowe Price International Stock	—	T. Rowe Price Associates, Inc	—

T. Rowe Price Limited-Term Bond	—	T. Rowe Price Associates, Inc	—

T. Rowe Price Mid-Cap Growth	—	T. Rowe Price Associates, Inc	—
T. Rowe Price Moderate Allocation	—	T. Rowe Price Associates, Inc	—

Ten subaccounts are currently offered by the Account, all of which had activity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

T. Rowe Price Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

All subaccounts reported a full twelve month period except in the year incepted for the following:

Inception Date	Subaccount
April 29, 2022	Invesco V.I. Government Money Market

During the current year the following subaccount was liquidated and subsequently reinvested:

Date	Liquidated Subaccount	Reinvested Subaccount	Transferred Assets ($)
April 26, 2024	T. Rowe Price Equity Index 500	Invesco V.I. Government Money Market	12,723,027

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2024, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
Invesco V.I. Government Money Market	$17,484,696	$10,381,888
T. Rowe Price All-Cap Opportunities	14,359,530	6,911,275
T. Rowe Price Blue Chip Growth	8,714,465	5,330,874
T. Rowe Price Equity Income	11,021,678	11,775,359
T. Rowe Price Equity Index 500 (b)	812,712	27,149,343
T. Rowe Price Health Sciences	4,335,523	3,187,544
T. Rowe Price International Stock	1,618,153	2,321,122
T. Rowe Price Limited-Term Bond	1,730,685	2,328,842
T. Rowe Price Mid-Cap Growth	8,922,310	6,960,565
T. Rowe Price Moderate Allocation	3,028,694	3,467,255

(b)	Liquidation. See Note 1.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

T. Rowe Price Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.

The annuity assets for December 31, 2024 by subaccount are as follows:

Subaccount	Annuity Assets
Invesco V.I. Government Money Market	$218,539
T. Rowe Price All-Cap Opportunities	2,023,633
T. Rowe Price Blue Chip Growth	418,175
T. Rowe Price Equity Income	2,381,240
T. Rowe Price Health Sciences	1,082,577
T. Rowe Price International Stock	780,446
T. Rowe Price Limited-Term Bond	188,078
T. Rowe Price Mid-Cap Growth	1,117,473
T. Rowe Price Moderate Allocation	1,662,787

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed NAVs. The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

T. Rowe Price Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

The Account had no financial liabilities as of December 31, 2024.

Segment Disclosures

In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is Brian Beckett, Chief Financial Officer. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The net increase (decrease) in net assets from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statements of Net Assets as “Net Assets” and significant segment expenses are listed on the accompanying Statements of Operations and Change in Net Assets.

2. Variable Annuity Contract Charges

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.55% for the accumulation/nonlife options or 1.40% for annuity option 9 of the average daily net assets of each account. These charges are presented as expenses on the statements of operations and change in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

T. Rowe Price Variable Annuity Account

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2024 and 2023, were as follows:

	2024			2023
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Invesco V.I. Government Money Market	1,578,128	(961,429)	616,699	447,493	(332,584)	114,909
T. Rowe Price All-Cap Opportunities	34,050	(34,857)	(807)	8,768	(26,364)	(17,596)
T. Rowe Price Blue Chip Growth	119,200	(79,572)	39,628	57,134	(104,768)	(47,634)
T. Rowe Price Equity Income	46,304	(102,937)	(56,633)	10,925	(45,789)	(34,864)
T. Rowe Price Equity Index 500 (b)	8,578	(561,359)	(552,781)	49,796	(68,105)	(18,309)
T. Rowe Price Health Sciences	17,322	(31,232)	(13,910)	9,447	(32,683)	(23,236)
T. Rowe Price International Stock	28,747	(59,577)	(30,830)	16,523	(47,786)	(31,263)
T. Rowe Price Limited-Term Bond	59,624	(103,654)	(44,030)	90,947	(57,416)	33,531
T. Rowe Price Mid-Cap Growth	16,927	(44,131)	(27,204)	14,348	(40,182)	(25,834)
T. Rowe Price Moderate Allocation	18,555	(42,251)	(23,696)	7,012	(35,561)	(28,549)

(b)	Liquidation. See Note 1.

T. Rowe Price Variable Annuity Account

Notes to Financial Statements (continued)

4. Financial Highlights

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2024, were as follows:

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Government Money Market (a)
2024	1,453,143	10.93	10.93	15,881,042	0.06	0.55	0.55	4.19	4.19
2023	836,444	10.49	10.49	8,778,234	0.04	0.55	0.55	3.96	3.96
2022	721,535	10.09	10.09	7,279,546	0.02	0.55	0.55	0.90	0.90
T. Rowe Price All-Cap Opportunities
2024	371,076	199.69	199.69	74,091,341	—	0.55	0.55	24.46	24.46
2023	371,883	160.44	160.44	59,656,481	0.00	0.55	0.55	28.26	28.26
2022	389,479	125.09	125.09	48,714,400	—	0.55	0.55	(21.94)	(21.94)
2021	405,143	127.39	160.25	64,917,446	—	0.55	1.40	19.11	20.13
2020	433,231	106.95	133.40	57,777,099	—	0.55	1.40	42.35	43.58
T. Rowe Price Blue Chip Growth
2024	445,045	73.47	73.47	32,695,391	—	0.55	0.55	34.76	34.76
2023	405,417	54.52	54.52	22,101,058	—	0.55	0.55	48.47	48.47
2022	453,051	36.72	36.72	16,634,682	—	0.55	0.55	(38.84)	(38.84)
2021	495,654	60.04	60.04	29,756,398	—	0.55	0.55	16.99	16.99
2020	523,315	43.23	51.32	26,858,117	—	0.55	1.40	32.40	33.54

(a)	See Note 1 for subaccount incepted date

T. Rowe Price Variable Annuity Account

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
T. Rowe Price Equity Income
2024	636,311	111.51	111.51	70,982,537	0.02	0.55	0.55	11.09	11.09
2023	692,944	78.44	100.38	69,585,403	0.02	0.55	1.40	8.01	8.93
2022	727,808	72.62	92.15	67,082,920	0.02	0.55	1.40	(4.70)	(3.87)
2021	778,132	76.20	95.86	74,613,348	0.02	0.55	1.40	23.80	24.87
2020	850,691	61.55	76.77	65,325,330	0.02	0.55	1.40	(0.24)	0.63
T. Rowe Price Equity Index 500 (b)
2024	—	47.91	47.91	—	0.01	0.55	0.55	4.93	4.93
2023	552,781	45.66	45.66	25,235,609	0.01	0.55	0.55	25.13	25.13
2022	571,090	36.49	36.49	20,838,815	0.01	0.55	0.55	(18.89)	(18.89)
2021	578,895	44.99	44.99	26,039,078	0.01	0.55	0.55	27.49	27.49
2020	554,620	29.72	35.29	19,567,159	0.01	0.55	1.40	16.37	17.40
T. Rowe Price Health Sciences
2024	324,876	92.60	92.60	30,101,373	—	0.55	0.55	1.09	1.09
2023	338,786	91.60	91.60	31,049,955	—	0.55	0.55	2.39	2.39
2022	362,022	89.46	89.46	32,402,006	—	0.55	0.55	(12.95)	(12.95)
2021	371,686	102.77	102.77	38,217,398	—	0.55	0.55	12.48	12.48
2020	389,105	76.95	91.37	35,568,291	—	0.55	1.40	27.80	28.91
T. Rowe Price International Stock
2024	459,383	36.49	36.49	16,756,493	0.01	0.55	0.55	2.67	2.67
2023	490,213	35.54	35.54	17,414,672	0.01	0.55	0.55	15.61	15.61
2022	521,476	30.74	30.74	16,025,647	0.01	0.55	0.55	(16.29)	(16.29)
2021	545,624	36.72	36.72	20,027,987	0.01	0.55	0.55	0.77	0.77
2020	562,705	29.22	36.44	20,498,508	0.01	0.55	1.40	12.86	13.80

(b)	Liquidation. See Note 1.

T. Rowe Price Variable Annuity Account

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
T. Rowe Price Limited-Term Bond
2024	436,962	22.59	22.59	9,871,810	0.04	0.55	0.55	4.39	4.39
2023	480,992	21.64	21.64	10,410,012	0.03	0.55	0.55	4.39	4.39
2022	447,461	20.73	20.73	9,279,410	0.02	0.55	0.55	(5.04)	(5.04)
2021	482,113	21.83	21.83	10,528,504	0.01	0.55	0.55	(0.46)	(0.46)
2020	498,673	17.59	21.93	10,936,540	0.02	0.55	1.40	3.23	4.13
T. Rowe Price Mid-Cap Growth
2024	460,231	155.60	155.60	71,618,409	—	0.55	0.55	8.71	8.71
2023	487,435	143.13	143.13	69,771,900	—	0.55	0.55	19.30	19.30
2022	513,269	119.97	119.97	61,583,051	—	0.55	0.55	(23.01)	(23.01)
2021	543,075	155.82	155.82	84,627,870	—	0.55	0.55	14.22	14.22
2020	570,873	111.03	136.42	77,885,527	—	0.55	1.40	22.08	23.12
T. Rowe Price Moderate Allocation
2024	402,956	80.71	80.71	32,522,409	0.02	0.55	0.55	9.45	9.45
2023	426,652	57.62	73.74	31,461,659	0.02	0.55	1.40	13.74	14.72
2022	455,201	50.66	64.28	29,257,941	0.01	0.55	1.40	(19.46)	(18.77)
2021	492,365	62.90	79.13	38,959,690	0.01	0.55	1.40	8.52	9.46
2020	546,079	57.96	72.29	39,473,562	0.01	0.55	1.40	12.94	13.90

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4)	Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

T. Rowe Price Variable Annuity Account

Notes to Financial Statements (continued)

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.